1Q25 Supplemental Slides1 John McCallion Chief Financial Officer and Head of MetLife Investment Management Exhibit 99.4 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures.

2 Topic Page No. Net income (loss) to adjusted earnings 3 Adjusted earnings by segment and Corporate & Other (C&O) 4 Variable investment income (VII) 5 Direct expense ratio 7 Cash & capital 8 Variable annuity (VA) risk transfer transaction 9 Appendix 11 Table of contents

3 Net income (loss) to adjusted earnings 1Q25 (post-tax) $ in millions $ per share1 Net Income (Loss) $879 $1.28 Less: Net Investment Gains (Losses) (306) (0.45) Net Derivative Gains (Losses) 341 0.50 Market Risk Benefit Remeasurement Gains (Losses) (236) (0.34) Investment Hedge Adjustments (81) (0.12) Other (188) (0.27) Adjusted Earnings $1,349 $1.96 1 The per share data for each item is calculated on a standalone basis and may not sum to the total.

4 1 To be discussed on MetLife, Inc.'s first quarter 2025 earnings conference call and audio webcast. ($ in millions - except per share data) 1Q25 1Q24 % Change % Change (Constant Rate) Key Drivers1 Favorable Unfavorable Group Benefits $367 $284 29% Underwriting Margins RIS 401 399 1% Underwriting Margins Investment Margins Asia 374 423 (12%) (9%) Investment Margins Underwriting Margins; Taxes Latin America 218 233 (6%) 7% Volume Growth; Taxes Underwriting Margins EMEA 83 77 8% 14% Volume Growth Expense Margins MetLife Holdings 154 159 (3%) Business Run-off Corporate & Other (248) (241) Expenses Investment Margins Adjusted Earnings ex. Total Notable Items $1,349 $1,334 1% 5% Adjusted EPS ex. Total Notable Items $1.96 $1.83 7% 11% Adjusted earnings by segment and C&O

5 $260 $298 $162 $293 $327 1Q24 2Q24 3Q24 4Q24 1Q25 1Q25 VII below guidance1 due to lower private equity returns; higher real estate returns drive improvement YoY ($ in millions - pre-tax) Private Equity Other2 1 Quarterly target VII range of $425 million, based on full year 2025 guidance range of ~ $1.7 billion (pre-tax). 2 Other includes Real Estate and Other Funds and Prepayment Fees. $0

6 1 Assumes a 21% U.S. statutory tax rate. VII by segment and C&O ($ in millions - post-tax1) 1Q24 2Q24 3Q24 4Q24 1Q25 Group Benefits $4 $3 $2 $1 $3 RIS 73 64 50 71 99 Asia 56 99 44 121 94 Latin America 1 2 8 4 3 EMEA — — — — — MetLife Holdings 55 46 29 29 53 Corporate & Other 16 21 (5) 6 6 Total Variable Investment Income $205 $235 $128 $232 $258

7 12.1% 11.9% 12.0% FY24 1Q24 1Q25 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 12.1% Annual Target (2025) 1Q25 direct expense ratio1 of 12.0%, below 12.1% annual target 12.3% Annual Target (2024)

Cash & capital

Holding Company Cash[1]

($ in billions)



$5.2
$4.4
$4.5
$5.1
$4.5
1Q24
2Q24
3Q24
4Q24
1Q25
$3.0B to $4.0B Cash Buffer

Capital

- Share repurchases of ~$1.4 billion in 1Q25
  - ~$150 million shares repurchased in April 2025
  - New $3.0 billion buyback authorization in April 2025
- 2024 Combined NAIC Risk-Based Capital (RBC) ratio[2] of 388% above 360% target
- Expected total U.S. Statutory Adjusted Capital[3] of ~$16.4 billion at 3/31/25, down 6% from 12/31/24
- Expected Japan Solvency Margin ratio of ~725% at 3/31/25

MetLife

[1] Includes cash and liquid assets at MetLife, Inc. and other holding companies at quarter-end. [2] Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company. MetLife calculates RBC annually as of December 31 and, accordingly, the calculation does not reflect conditions and factors occurring after the year-end. [3] Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company for both periods.

8

MetLife announces ~$10B retail VA risk transfer with Talcott[1]

Transaction Scope	• Transfers ~$10B of U.S. retail VA and rider reserves via funds withheld and modified coinsurance • Significantly reduces retail VA tail risk with exposure to account values dropping ~40%
Financial Impact	• Total expected value of ~$250M • Foregone adjusted earnings of ~$100M[2] offset by hedge cost savings of ~$45M[2]
Investment Management	• Agreements with MIM[3] to manage total assets of ~$6B • Expands third-party fee income for MIM
Administration and Timing	• Customer service and administration stays with MetLife • Expected to close in the second half of 2025; subject to regulatory approval and customary closing conditions

[1] Talcott Resolution Life Insurance Company. [2] Annual impacts. [3] MetLife Investment Management, LLC.

MetLife

9

10 Lower VA Balances Aligned with New Frontier VA Balances $51 $38 Retail Living Benefits Retail Death Benefits Reducing Variable Annuity Balances (52%) $24.5 Group ($ in billions)

Appendix

12 1At March 31, 2025. All references to commercial mortgage loans in this earnings presentation are to net commercial mortgage loans, consisting of commercial mortgage loans, excluding commercial mortgage loans originated for third parties and related allowance for credit loss. • Concentrated in high-quality assets and in larger, primary markets • 69% average Loan-to-Value (LTV) Ratio and 2.1x average Debt Service Coverage Ratio (DSCR) – 76% of CML portfolio with LTVs less than or equal to 80% – 93% of CML portfolio with DSCRs greater than or equal to 1x – 79% average office LTV ratio and 2.0x average DSCR LTV and DSCR Matrix $47.9 Billion DSCR LTV >1.2x 1.0-1.2x <1.0x Total <65% 46.5% 2.9% 1.4% 50.8% 65-75% 17.3% 1.3% 0.7% 19.3% 76-80% 5.5% 0.1% 0.5% 6.1% >80% 16.1% 3.7% 4.0% 23.8% Total 85.4% 8.0% 6.6% 100.0% High quality commercial loans (CML) portfolio1

13 Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, using words such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms, are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it does not undertake any obligation to publicly correct or update any of these statements.

Explanatory Note on Non-GAAP and Other Financial Information

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to:		Should be read as, respectively:	
(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.'s common shareholders;
(ii)	net income (loss) per share;	(ii)	net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(iii)	adjusted earnings;	(iii)	adjusted earnings available to common shareholders;
(iv)	adjusted earnings per share;	(iv)	adjusted earnings available to common shareholders per diluted common share;
(v)	book value per share;	(iv)	book value per common share;
(vi)	adjusted book value per share.	(vi)	adjusted book value per common share.
(vii)	return on equity; and	(vii)	return on MetLife, Inc.'s common stockholders' equity; and
(viii)	adjusted return on equity.	(vii)	adjusted return on MetLife, Inc.'s common stockholders' equity.

In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:	
(i)	adjusted premiums, fees and other revenues;	(i)	premiums, fees and other revenues;
(ii)	adjusted premiums, fees and other revenues, excluding PRT;	(ii)	premiums, fees and other revenues;
(iii)	adjusted capitalization of deferred policy acquisition costs (DAC);	(iii)	capitalization of DAC;
(iv)	adjusted earnings available to common shareholders;	(iv)	net income (loss) available to MetLife, Inc.'s common shareholders;
(v)	adjusted earnings available to common shareholders, excluding total notable items;	(v)	net income (loss) available to MetLife, Inc.'s common shareholders;
(vi)	adjusted earnings available to common shareholders per diluted common share;	(vi)	net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(vii)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(viii)	adjusted return on equity;	(viii)	return on equity;
(ix)	adjusted return on equity, excluding total notable items;	(ix)	return on equity;
(x)	adjusted other expenses;	(x)	other expenses;
(xi)	adjusted other expenses, net of adjusted capitalization of DAC;	(xi)	other expenses, net of capitalization of DAC;
(xii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses;	(xii)	other expenses, net of capitalization of DAC;
(xiii)	adjusted expense ratio;	(xiii)	expense ratio;
(xiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT;	(xiv)	expense ratio;
(xv)	direct expenses;	(xv)	other expenses;
(xvi)	direct expenses, excluding total notable items related to direct expenses;	(xvi)	other expenses;
(xvii)	direct expense ratio;	(xvii)	expense ratio;
(xviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT; and	(xviii)	expense ratio; and
(xviiii)	free cash flows of all holding companies.	(xviiii)	MeLife, Inc. (parent company) net cash provided by (used in) operating activities.

MetLife

14

15 MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, on a constant currency basis. Adjusted earnings is used by MetLife's chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP. Market volatility can have a significant impact on MetLife's financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method ("Joint venture adjustments"), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments. Explanatory Note on Non-GAAP and Other Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s earnings news release, which is available at MetLife's Investor Relations webpage (https://investor.metlife.com).

16 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments"). • Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance. • Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation- indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts. • Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance. • Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance. "Divested businesses" are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. "Reinsurance adjustments" relate to balances subject to ceded reinsurance arrangements with third parties and the related investment returns and other expenses which are passed through to the third-party reinsurers. Other adjustments are made in calculating adjusted earnings: • Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). Net investment income also excludes Reinsurance adjustments. • Other revenues include fee revenue on synthetic guaranteed interest contracts ("GICs") accounted for as freestanding derivatives. • Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements. • Other expenses exclude (i) Reinsurance adjustments, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. Investment portfolio gains (losses) and derivative gains (losses) These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

17 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Return on equity and related measures • Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments"), all net of income tax. • Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments") and total notable items, all net of income tax. • Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average adjusted common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average adjusted common stockholders’ equity, excluding total notable items. The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments"), as these amounts are primarily driven by market volatility. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. General Account (GA) assets under management (GA AUM) GA AUM is used by MetLife to describe assets in its GA investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents and accrued investment income on such assets, excluding policy loans, contractholder-directed equity securities fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties (“net mortgage loans”) (including commercial (“net commercial mortgage loans”), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily net commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as net commercial mortgage loans. Asia GA AUM and related measures Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM. Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

18 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information • Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. • Retirement and Income Solutions: calculated using 10% of single premium contracts, on and off-balance sheet deposits, and the contract value for new UK longevity reinsurance contracts, and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook • Volume growth, where cited, represents the change in certain measures of our segment results, including adjusted earnings, attributable to business growth, applying a model in which certain margins and factors are held constant, the most significant of which are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • PRT includes UK funded reinsurance. • Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block. • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. • We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results.

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	1Q25	1Q25 Earnings Per Weighted Average Common Share Diluted[1]	1Q24	1Q24 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 879	$ 1.28	$ 800	$ 1.10
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	(387)	(0.56)	(375)	(0.51)
Less: Net derivative gains (losses)	432	0.63	(979)	(1.34)
Less: Market risk benefit remeasurement gains (losses)	(299)	(0.44)	694	0.95
Less: Other adjustments to net income (loss)	(234)	(0.33)	(126)	(0.18)
Less: Provision for income tax (expense) benefit	23	0.03	260	0.36
Add: Net income (loss) attributable to noncontrolling interests	5	0.01	8	0.01
Adjusted earnings available to common shareholders	1,349	1.96	1,334	1.83
Less: Total notable items	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,349	$ 1.96	$ 1,334	$ 1.83
Adjusted earnings available to common shareholders, on a constant currency basis	$ 1,349	$ 1.96	$ 1,289	$ 1.77
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,349	$ 1.96	$ 1,289	$ 1.77
Weighted average common shares outstanding - diluted		687.0		728.4

[1]*Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.*

MetLife

19

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

(In millions)	Group Benefits[1]		Retirement & Income Solutions[1]		Asia		Latin America		EMEA		MetLife Holdings[1]		Corporate & Other[1]	
1Q25														
Adjusted earnings available to common shareholders	$	367	$	401	$	374	$	218	$	83	$	154	$	(248)
Less: Total notable items		—		—		—		—		—		—		—
Adjusted earnings available to common shareholders, excluding total notable items	$	367	$	401	$	374	$	218	$	83	$	154	$	(248)
Adjusted earnings available to common shareholders, on a constant currency basis					$	374	$	218	$	83				
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$	374	$	218	$	83				

(In millions)	Group Benefits[1]		Retirement & Income Solutions[1]		Asia		Latin America		EMEA		MetLife Holdings[1]		Corporate & Other[1]	
1Q24														
Adjusted earnings available to common shareholders	$	284	$	399	$	423	$	233	$	77	$	159	$	(241)
Less: Total notable items		—		—		—		—		—		—		—
Adjusted earnings available to common shareholders, excluding total notable items	$	284	$	399	$	423	$	233	$	77	$	159	$	(241)
Adjusted earnings available to common shareholders, on a constant currency basis					$	411	$	204	$	73				
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$	411	$	204	$	73				

MetLife

[1]*Results on a constant currency basis are not included as constant currency impact is not significant.*

20

21 Reconciliation of Premiums, Fees and Other Revenues to Adjusted Premiums, Fees and Other Revenues FY24 1Q24 1Q25 (In millions) Premiums, fees and other revenues $ 52,520 $ 11,975 $ 13,639 Less: Adjustments to premiums, fees and other revenues: Asymmetrical and non-economic accounting 158 39 36 Other adjustments (48) (12) (15) Divested businesses 31 — 4 Adjusted premiums, fees and other revenues $ 52,379 $ 11,948 $ 13,614

Expense Detail and Ratios

(In millions, except ratio data)	FY24	1Q24	1Q25
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC			
Capitalization of DAC	$ (2,833)	$ (740)	$ (698)
Less: Divested businesses	—	—	—
Adjusted capitalization of DAC	$ (2,833)	$ (740)	$ (698)
Reconciliation of Other Expenses to Adjusted Other Expenses			
Other expenses	$ 12,792	$ 3,191	$ 3,271
Less Adjustments to other expenses:			
Reinsurance adjustments	30	—	42
Other adjustments	49	7	19
Divested businesses	38	4	8
Adjusted other expenses	$ 12,675	$ 3,180	$ 3,202
Other Detail and Ratios			
Other expenses, net of capitalization of DAC	$ 9,959	$ 2,451	$ 2,573
Premiums, fees and other revenues	$ 52,520	$ 11,975	$ 13,639
Expense ratio	19.0 %	20.5 %	18.9 %
Direct expenses	$ 5,611	$ 1,426	$ 1,459
Less: Total notable items related to direct expenses	(152)	—	—
Direct expenses, excluding total notable items related to direct expenses	$ 5,763	$ 1,426	$ 1,459
Adjusted other expenses	$ 12,675	$ 3,180	$ 3,202
Adjusted capitalization of DAC	(2,833)	(740)	(698)
Adjusted other expenses, net of adjusted capitalization of DAC	$ 9,842	$ 2,440	$ 2,504
Less: Total notable items related to adjusted other expenses	(85)	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$ 9,927	$ 2,440	$ 2,504
Adjusted premiums, fees and other revenues	$ 52,379	$ 11,948	$ 13,614
Less: PRT	4,849	(25)	1,476
Adjusted premiums, fees and other revenues, excluding PRT	$ 47,530	$ 11,973	$ 12,138
Direct expense ratio	10.7 %	11.9 %	10.7 %
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.1 %	11.9 %	12.0 %
Adjusted expense ratio	18.8 %	20.4 %	18.4 %
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	20.9 %	20.4 %	20.6 %

MetLife

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